UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22056

John Hancock Tax-Advantaged Global Shareholder Yield Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2012

ITEM 1. SCHEDULE OF INVESTMENTS

John Hancock
MUTUAL FUNDS

John Hancock

Tax-Advantaged Global Shareholder Yield Fund

Annual Report
10.31.12

Ticker | **HTY**

Management’s discussion of

Fund performance

Epoch investment Partners, inc. and Analytic investors, LLC

Global equity markets produced mostly positive returns during the 12 months ended October 31, 2012, although performance was volatile and varied widely by sector and geographic region. The period was dominated by a series of up-and-down market movements resulting from changes in macroeconomic and political sentiment. In terms of performance by region, U.S. equities did best. European shares had positive performance, while Japanese stocks declined in dollar terms. Emerging-market stocks generated modest gains.

For the 12 months ended October 31, 2012, John Hancock Tax-Advantaged Global Shareholder Yield Fund had total returns of 8.49% at net asset value (NAV) and 10.69% at market price. The Fund’s performance at NAV and its performance at market price differ because the market share price is subject to the dynamics of secondary market trading, which causes it to trade at a discount or a premium to the Fund’s NAV share price at a given time. By comparison, the Fund’s benchmark, the MSCI World Index, had a return of 10.11%. Contributions to Fund performance were broad based, led by positioning among consumer staples and good selection in utilities stocks. In the consumer staples sector, tobacco-related securities contributed most, as the industry continued to benefit from strong fundamentals and pricing power. Several of the Fund’s utilities holdings were sources of strength in the last 12 months. A good example was English water utility United Utilities Group PLC, which improved its customer service scores, which could lead to better allowed returns from regulators. The company also announced a dividend increase. Many of the leading detractors from performance were industrial shares. British transportation company FirstGroup PLC was the main detractor for the year. Other notable detractors were global mail stream technology company Pitney Bowes, Inc., which we eliminated, and commercial print and communication firm R.R. Donnelly & Sons Company. A strong performing equity market is typically a challenging environment for selling call options (the S&P 500 Index returned 15.21%). However, the options portion of the Fund rose 0.41%. Options sold on the S&P 500 Index negatively impacted returns, while options written on the housing sector, S&P Midcap 400 Index, and the S&P 100 Index contributed positively.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Tax changes — In prior years, certain dividends paid by the Fund were generally taxed to individuals at a rate of 15%. For tax years beginning after December 31, 2012, such favorable treatment of dividend income is scheduled to expire as are certain other favorable tax provisions. As result, absent congressional action, the maximum tax rate on dividend income will increase from 15% to 39.6%. Congress is considering various tax law changes that could alter these changes in tax rates or that could otherwise affect the Fund or its shareholders.

Past performance is no guarantee of future results.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. These risks are more significant in emerging markets. Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

6	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Portfolio summary

Top 10 Holdings (32.5% of Net Assets on 10-31-12)[1,2]

Duke Energy Corp.	4.0%	Shaw Communications, Inc., Class B	3.4%

Verizon Communications, Inc.	3.9%	ConocoPhillips	3.1%

Vodafone Group PLC	3.9%	National Grid PLC	2.4%

GlaxoSmithKline PLC	3.9%	Altria Group, Inc.	2.1%

AT&T, Inc.	3.8%	Nestle SA	2.0%

Top 10 Countries[1,2,3]

United States	54.5%	France	3.6%

United Kingdom	21.6%	Australia	2.2%

Canada	5.2%	Italy	1.7%

Switzerland	5.0%	Netherlands	1.4%

Germany	4.7%	Norway	1.0%

Sector Composition[1,3]

Utilities	18.5%	Energy	6.4%

Telecommunication Services	18.4%	Consumer Discretionary	5.9%

Consumer Staples	14.0%	Materials	2.7%

Health Care	10.8%	Information Technology	2.4%

Financials	8.1%	Short-Term Investments & Other	4.7%

Industrials	8.1%

1 As a percentage of net assets on 10-31-12.

2 Cash and cash equivalents not included.

3 International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. These risks are more significant in emerging markets. Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

Annual report | Tax-Advantaged Global Shareholder Yield Fund	7

Fund’s investments

As of 10-31-12

	Shares	Value

Common Stocks 93.0%		$104,707,471

(Cost $100,089,004)

Australia 2.2%		2,539,819
Telstra Corp., Ltd.	201,600	866,680

Westpac Banking Corp.	63,300	1,673,139

Canada 5.2%		5,817,062
BCE, Inc.	45,700	1,997,759

Shaw Communications, Inc., Class B	175,300	3,819,303

France 3.6%		4,091,101
Sanofi	22,200	1,955,500

SCOR SE	45,400	1,211,964

Vinci SA	20,800	923,637

Germany 3.3%		3,705,375
BASF SE	22,800	1,889,223

Muenchener Rueckversicherungs AG	11,300	1,816,152

Italy 1.7%		1,874,882
Terna Rete Elettrica Nazionale SpA	498,100	1,874,882

Netherlands 1.4%		1,575,040
Royal Dutch Shell PLC, ADR	23,000	1,575,040

Norway 1.0%		1,110,688
Orkla ASA	140,450	1,110,688

Philippines 0.5%		541,593
Philippine Long Distance Telephone Company, ADR	8,525	541,593

Switzerland 5.0%		5,640,649
Nestle SA	36,200	2,298,635

Novartis AG	10,400	626,954

Roche Holdings AG	3,300	635,339

Swisscom AG	5,000	2,079,721

Taiwan 0.8%		885,630
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	55,700	885,630

United Kingdom 21.6%		24,362,118
AstraZeneca PLC, ADR	37,600	1,744,640

BAE Systems PLC	359,100	1,812,552

British American Tobacco PLC	29,850	1,481,079

Diageo PLC, ADR	13,200	1,507,968

FirstGroup PLC	329,900	1,016,024

8	Tax-Advantaged Global Shareholder Yield Fund | Annual report	See notes to financial statements

	Shares	Value
United Kingdom (continued)
GlaxoSmithKline PLC	193,800	$4,339,248

Imperial Tobacco Group PLC	38,600	1,459,514

National Grid PLC	235,800	2,688,434

SSE PLC	89,200	2,084,380

United Utilities Group PLC	169,300	1,849,653

Vodafone Group PLC	1,611,800	4,378,626

United States 46.7%		52,563,514
Altria Group, Inc.	74,400	2,365,920

Arthur J. Gallagher & Company (C)	54,300	1,924,392

AT&T, Inc. (C)	122,500	4,237,275

Automatic Data Processing, Inc.	11,700	676,143

Bristol-Myers Squibb Company	35,200	1,170,400

CenturyLink, Inc. (C)	57,100	2,191,498

ConocoPhillips	59,700	3,453,645

Diamond Offshore Drilling, Inc.	31,400	2,174,136

Dominion Resources, Inc.	15,900	839,202

Duke Energy Corp.	68,100	4,473,489

E.I. du Pont de Nemours & Company	25,050	1,115,226

Integrys Energy Group, Inc.	18,100	978,124

Lockheed Martin Corp. (C)	24,100	2,257,447

Lorillard, Inc. (C)	14,200	1,647,342

Merck & Company, Inc.	35,800	1,633,554

Microchip Technology, Inc.	34,800	1,090,980

NYSE Euronext	63,000	1,559,880

PepsiCo, Inc.	8,500	588,540

Philip Morris International, Inc. (C)	25,700	2,275,992

PPL Corp.	39,300	1,162,494

R.R. Donnelley & Sons Company	91,600	917,832

Regal Entertainment Group, Class A (C)	83,700	1,285,632

Reynolds American, Inc. (C)	52,400	2,181,936

SCANA Corp. (C)	30,900	1,516,572

TECO Energy, Inc. (C)	92,400	1,651,188

The Southern Company	12,500	585,500

Vectren Corp.	37,900	1,120,703

Verizon Communications, Inc. (C)	98,600	4,401,504

Waste Management, Inc.	33,200	1,086,968

Preferred Securities 2.3%		$2,541,884

(Cost $2,297,901)

Germany 1.4%		1,552,180
ProSiebenSat.1 Media AG, 1.170%	55,700	1,552,180

United States 0.9%		989,704
MetLife, Inc., Series B, 6.500% (C)	38,600	989,704

See notes to financial statements	Annual report | Tax-Advantaged Global Shareholder Yield Fund	9

	Yield (%)	Shares	Value
Short-Term Investments 6.9%			$7,826,870

(Cost $7,826,870)

Money Market Funds 5.5%			6,216,870

State Street Institutional Treasury Money
Market Fund	0.000 (Y)	6,216,870	6,216,870

		Par value	Value

Repurchase Agreement 1.4%			$1,610,000

Repurchase Agreement with State Street Corp. dated 10-31-12
at 0.010% to be repurchased at $1,610,000 on 11-1-12,
collateralized by $1,580,000 U.S. Treasury Bonds, 1.500%
due 7-31-16 (valued at $1,642,830, including interest)		$1,610,000	1,610,000

Total investments (Cost $110,213,775)† 102.2%			$115,076,225

Other assets and liabilities, net (2.2%)			($2,451,646)

Total net assets 100.0%			$112,624,579

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

ADR American Depositary Receipts

(C) A portion of this security is segregated as collateral for options overlay. Total collateral value at 10-31-12 was $24,663,530.

(Y) The rate shown is the annualized seven-day yield as of 10-31-12.

† At 10-31-12, the aggregate cost of investment securities for federal income tax purposes was $111,092,623. Net unrealized appreciation aggregated $3,983,602, of which $6,823,706 related to appreciated investment securities and $2,840,104 related to depreciated investment securities.

The Fund had the following sector composition as a percentage of total net assets on 10-31-12:

Utilities	18.5%
Telecommunication Services	18.4%
Consumer Staples	14.0%
Health Care	10.8%
Financials	8.1%
Industrials	8.1%
Energy	6.4%
Consumer Discretionary	5.9%
Materials	2.7%
Information Technology	2.4%
Short-Term Investments & Other	4.7%

10	Tax-Advantaged Global Shareholder Yield Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-12

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments, at value (Cost $110,213,775)	$115,076,225
Foreign currency, at value (Cost $11,940)	11,965
Dividends and interest receivable	428,375
Other receivables and prepaid expenses	15,733

Total assets	115,532,298

Liabilities

Due to custodian	1,670,878
Payable for investments purchased	1,097,564
Written options, at value (Premiums received $218,700)	51,187
Payable to affiliates
Accounting and legal services fees	2,991
Trustees’ fees	7,438
Other liabilities and accrued expenses	77,661

Total liabilities	2,907,719

Net assets

Paid-in capital	$145,864,982
Accumulated distributions in excess of net investment income	(4,586)
Accumulated net realized gain (loss) on investments, written options and
foreign currency transactions	(38,274,512)
Net unrealized appreciation (depreciation) on investments, written options
and translation of assets and liabilities in foreign currencies	5,038,695

Net assets	$112,624,579

Net asset value per share

Based on 9,496,556 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$11.86

See notes to financial statements	Annual report | Tax-Advantaged Global Shareholder Yield Fund	11

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 10-31-12

This Statement of operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$7,198,985
Interest	178
Less foreign taxes withheld	(364,938)

Total investment income	6,834,225

Expenses

Investment management fees	1,133,418
Accounting and legal services fees	21,671
Transfer agent fees	33,992
Trustees’ fees	43,512
Printing and postage	56,609
Professional fees	52,116
Custodian fees	48,598
Stock exchange listing fees	23,915
Other	25,514

Total expenses	1,439,345

Net investment income	5,394,880

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	2,380,653
Written options	184,290
Foreign currency transactions	(39,137)
2,525,806
Change in net unrealized appreciation (depreciation) of
Investments	1,506,881
Written options	219,379
Translation of assets and liabilities in foreign currencies	(8,253)
1,718,007
Net realized and unrealized gain	4,243,813

Increase in net assets from operations	$9,638,693

12	Tax-Advantaged Global Shareholder Yield Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	10-31-12	10-31-11

Increase (decrease) in net assets

From operations
Net investment income	$5,394,880	$6,047,090
Net realized gain	2,525,806	4,694,532
Change in net unrealized appreciation (depreciation)	1,718,007	(5,220,142)

Increase in net assets resulting from operations	9,638,693	5,521,480

Distributions to shareholders
From net investment income	(7,083,927)	(6,784,389)
From tax return of capital	(5,050,914)	(6,798,693)

Total distributions	(12,134,841)	(13,583,082)

From Fund share transactions
Issued pursuant to Dividend Reinvestment Plan	354,718	714,891

Total decrease	(2,141,430)	(7,346,711)

Net assets

Beginning of year	114,766,009	122,112,720

End of year	$112,624,579	$114,766,009

Accumulated distributions in excess of net investment income	($4,586)	($4,210)

Share activity

Shares outstanding

Beginning of year	9,467,556	9,410,361
Issued pursuant to Dividend Reinvestment Plan	29,000	57,195

End of year	9,496,556	9,467,556

See notes to financial statements	Annual report | Tax-Advantaged Global Shareholder Yield Fund	13

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed during the period.

COMMON SHARES Period ended	10-31-12	10-31-11	10-31-10	10-31-09	10-31-08

Per share operating performance

Net asset value, beginning of period	$12.12	$12.98	$12.53	$12.92	$19.58
Net investment income[1]	0.57	0.64	0.64	0.72	1.05
Net realized and unrealized gain (loss)
on investments	0.45	(0.06)	1.25	0.42	(5.91)
Total from investment operations	1.02	0.58	1.89	1.14	(4.86)
Less distributions to common shareholders
From net investment income	(0.75)	(0.72)	(0.62)	(0.70)	(1.03)
From net realized gain	—	—	—	—	(0.38)
From tax return of capital	(0.53)	(0.72)	(0.82)	(0.83)	(0.39)
Total distributions	(1.28)	(1.44)	(1.44)	(1.53)	(1.80)
Anti-dilutive impact of repurchase plan	—	—	—	—[2,3]	—
Offering costs related to common shares	—	—	—	—[2]	—
Net asset value, end of period	$11.86	$12.12	$12.98	$12.53	$12.92
Per share market value, end of period	$12.37	$12.39	$13.66	$11.33	$11.00
Total return at net asset value (%)[4]	8.49	4.62	16.33	11.05	(25.56)
Total return at market value (%)[4]	10.69	1.63	35.39	17.94	(38.57)

Ratios and supplemental data

Net assets applicable to common shares, end of
period (in millions)	$113	$115	$122	$117	$121
Ratios (as a percentage of average net assets):
Expenses before reductions	1.27	1.28	1.25	1.29	1.23
Expenses net of fee waivers and credits	1.27	1.28	1.25	1.29	1.23
Net investment income	4.76	5.12	5.15	6.01	6.29
Portfolio turnover (%)	98	95	96	126	195

1 Based on the average daily shares outstanding.
2 Less than $0.005 per share.
3 The repurchase plan was completed at an average repurchase price of $11.09 for 17,400 shares. The redemption for the year ended 10-31-09 was $192,900 and had a less than $0.005 NAV impact.
4 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend, capital gain and tax return of capital distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

14	Tax-Advantaged Global Shareholder Yield Fund | Annual report	See notes to financial statements

Notes to financial statements

Note 1 — Organization

John Hancock Tax-Advantaged Global Shareholder Yield Fund (the Fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

In November 2012, the Fund filed a registration statement with the Securities and Exchange Commission authorizing the Fund to issue an additional 600,000 common shares through an equity shelf offering. Under this shelf program, the Fund, subject to market conditions, may raise additional equity capital from time to time at a net price at or above the Fund’s net asset value per common share. No additional shares have been issued under this shelf offering.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the Fund uses the following valuation techniques: Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then the securities are valued using the last quoted bid or evaluated price. Investments by the Fund in investment companies are valued at their respective net asset values each business day. Options listed on an exchange are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. For options not listed on an exchange, an independent pricing source is used to value the options at the mean between the last bid and ask prices. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost.

Other portfolio securities and assets, where reliable market quotations are not available, are valued at fair value as determined in good faith by the Fund’s Pricing Committee following procedures established by the Board of Trustees, which include price verification procedures. The frequency with which these fair valuation procedures are used cannot be predicted. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. Significant market events that affect the values of non-U.S. securities may occur between the time when the valuation of the securities is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees. The Fund may use a fair valuation model to value non-U.S. securities in order to adjust for events which may occur between the close of foreign exchanges and the close of the NYSE.

The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted

Annual report | Tax-Advantaged Global Shareholder Yield Fund	15

prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the Fund’s investments as of October 31, 2012, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 10-31-12	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Australia	$2,539,819	—	$2,539,819	—
Canada	5,817,062	$5,817,062	—	—
France	4,091,101	—	4,091,101	—
Germany	3,705,375	—	3,705,375	—
Italy	1,874,882	—	1,874,882	—
Netherlands	1,575,040	1,575,040	—	—
Norway	1,110,688	—	1,110,688	—
Philippines	541,593	541,593	—	—
Switzerland	5,640,649	—	5,640,649	—
Taiwan	885,630	885,630	—	—
United Kingdom	24,362,118	3,252,608	21,109,510	—
United States	52,563,514	52,563,514	—	—
Preferred Securities
Germany	1,552,180	—	1,552,180	—
United States	989,704	989,704	—	—
Short-Term Investments	7,826,870	6,216,870	1,610,000	—

Total Investments in
Securities	$115,076,225	$71,842,021	$43,234,204	—
Other Financial
Instruments:
Written Options	($51,187)	($51,187)	—	—

Repurchase agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement, it receives collateral which is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the Fund becomes aware of the dividends.

16	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs) and accounting standards. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The Fund may be subject to withholding tax on income or capital gains or repatriation taxes as imposed by certain countries in which it invests. Taxes are accrued based upon net investment income, net realized gains or net unrealized appreciation.

Overdrafts. Pursuant to the custodian agreement, the Fund’s custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any Fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock Funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, the Fund has a capital loss carryforward of $37,228,151 available to offset future net realized capital gains as of October 31, 2012. The loss carryforward expires as follows: October 31, 2017 — $34,488,300 and October 31, 2018 — $2,739,851.

As of October 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Annual report | Tax-Advantaged Global Shareholder Yield Fund	17

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends quarterly and capital gain distributions, if any, annually. The tax character of distributions for the years ended October 31, 2012 and October 31, 2011 was as follows:

	OCTOBER 31, 2012	OCTOBER 31, 2011

Ordinary Income	$7,083,927	$6,784,389
Total Return of Capital	$5,050,914	$6,798,693

As of October 31, 2012, the Fund has no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals, characterization of distributions and derivative transactions.

New accounting pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. ASU 2011-11 may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments.

Note 3 — Derivative instruments

The Fund may invests in derivatives in order to meet its investment objective. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, the Fund is exposed to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

Options. There are two types of options, a put option and a call option. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the Fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the Fund’s exposure to such changes. Risks related to the use of options include the loss of the premium, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities.

18	Tax-Advantaged Global Shareholder Yield Fund | Annual report

When the Fund purchases an option, the premium paid by the Fund is included in the portfolio of investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the Fund realizes a loss equal to the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the Fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the Fund.

During the year ended October 31, 2012, the Fund wrote option contracts to hedge against changes in securities markets and to generate potential income. The following tables summarize the Fund’s written options activities during the year ended October 31, 2012 and the contracts held at October 31, 2012.

	NUMBER OF	PREMIUMS
	CONTRACTS	RECEIVED

Outstanding, beginning of year	750	$672,884
Options written	6,511	9,256,898
Options expired	(1,700)	(1,795,980)
Options closed	(5,221)	(7,915,102)

Outstanding, end of year	340	$218,700

	EXERCISE	EXPIRATION	NUMBER OF
OPTIONS	PRICE	DATE	CONTRACTS	PREMIUM	VALUE

CALLS
S&P 500 Index	$1,465	Nov 2012	235	$213,138	($49,350)
S&P 500 Index	1,530	Nov 2012	105	5,562	(1,837)

Total			340	$218,700	($51,187)

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Fund at October 31, 2012 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS AND	INSTRUMENTS	DERIVATIVES	DERIVATIVES
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Equity contracts	Written options, at value	Written options	—	($51,187)

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2012:

	STATEMENT OF OPERATIONS
RISK	LOCATION	WRITTEN OPTIONS

Equity contracts	Net realized gain (loss)	$184,290

Annual report | Tax-Advantaged Global Shareholder Yield Fund	19

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2012:

	STATEMENT OF OPERATIONS
RISK	LOCATION	WRITTEN OPTIONS

Equity contracts	Change in unrealized	$219,379
	appreciation (depreciation)

Note 4 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. The Adviser is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment advisory agreement with the Adviser under which the Fund pays a daily management fee to the Adviser equal to 1.00% annually of the Fund’s average daily gross assets. Under the advisory agreement, gross assets of the Fund means total assets of the Fund (including any form of investment leverage) minus the sum of accrued liabilities. The Adviser has subadvisory agreements with Epoch Investment Partners, Inc. and Analytic Investors, LLC. The Fund is not responsible for payment of the subadvisory fees.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended October 31, 2012 amounted to an annual rate of 0.02% of the Fund’s average daily net assets.

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. The John Hancock Group of Funds Deferred Compensation Plan (the Plan) was in effect on October 31, 2012 but since then has been terminated. Under the plan, deferred amounts were invested in various John Hancock funds. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of assets and liabilities.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $106,122,033 and $115,988,313, respectively, for the year ended October 31, 2012.

20	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
John Hancock Tax-Advantaged Global Shareholder Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Tax-Advantaged Global Shareholder Yield Fund (the “Fund”) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 21, 2012

Annual report | Tax-Advantaged Global Shareholder Yield Fund	21

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year end October 31, 2012.

The Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2012 Form 1099-DIV in early 2013. This will reflect the tax character of all distributions paid in calendar year 2012.

In prior years, certain dividends paid by the Fund were generally taxed to individuals at a rate of 15%. For tax years beginning after December 31, 2012, such favorable treatment of dividend income is scheduled to expire as are certain other favorable tax provisions. As a result, absent congressional action, the maximum tax rate on dividend income will increase from 15% to 39.6%. Congress is considering various tax law changes that could alter these changes in tax rates or that could otherwise affect the Fund or its shareholders.

22	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Additional information

Unaudited

Investment objective and policy

The Fund’s investment objective is to provide total return consisting of a high level of current income and gains and long term capital appreciation. In pursuing its investment objective of total return, the Fund will seek to emphasize high current income. The Fund will seek to achieve favorable after-tax returns for its shareholders by seeking to minimize the U.S. federal income tax consequences on income and gains generated by the Fund. Under normal market conditions, the Fund will invest at least 80% of its total assets in a diversified portfolio of dividend-paying securities of issuers located throughout the world. The Fund also intends to write call options on a variety of both U.S. and non-U.S. broad-based indices. The Fund began operations on September 26, 2007.

Dividends and distributions

During the year ended October 31, 2012, dividends from net investment income totaling $0.7474 per share and tax return of capital of $0.5326 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

PAYMENT DATE	DISTRIBUTIONS

December 30, 2011	$0.3200
March 30, 2012	0.3200
June 29, 2012	0.3200
September 28, 2012	0.3200
Total	$1.2800

Dividend reinvestment plan

The Fund’s Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the Fund by Computershare Trust Company, N.A. (formerly known as The Bank of New York Mellon) (the Plan Agent). Every shareholder holding at least one full share of the Fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the Fund after June 30, 2011 and holds at least one full share of the Fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.

If the Fund declares a dividend or distribution payable either in cash or in common shares of the Fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the Fund’s net asset value per share (NAV), the Fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the New York Stock Exchange (the NYSE) or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the Fund had issued new shares.

There are no brokerage charges with respect to common shares issued directly by the Fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

Annual report | Tax-Advantaged Global Shareholder Yield Fund	23

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the Fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the Fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the Fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell Fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.computershare.com and clicking on EquityAccess & More. The Plan Agent will mail a check to you (less applicable brokerage trading fees) on settlement date, which is three business days after your shares have been sold. If you choose to sell your shares through your stockbroker, you will need to request that the Plan Agent electronically transfer your shares to your stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.computershare.com and clicking on EquityAccess & More. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If you withdraw, your shares will be credited to your account; or, if you wish, the Plan Agent will sell your full and fractional shares and send you the proceeds, less a transaction fee of $5.00 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the Fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.computershare.com and clicking on EquityAccess & More. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If you wish to participate in the Plan and your shares are held in the name of a brokerage firm, bank or other nominee, please contact your nominee to see if it will participate in the Plan for you. If you wish to participate in the Plan, but your brokerage firm, bank or other nominee is unable to participate on your behalf, you will need to request that your shares be re-registered in your own name, or you will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by you as representing the total amount registered in your name and held for your account by your nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the Fund.

All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below or by calling 1-800-852-0218, 1-201-680-6578 (For International Telephone Inquiries) and 1-201-680-6610 (For the Hearing Impaired (TDD)).

24	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Computershare Trust Company, N.A.
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310–1900
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting

The Fund held its Annual Meeting of Shareholders on November 9, 2012. The following proposal was considered by the shareholders:

Proposal: Election of thirteen (13) Trustees to serve until the expiration of their respective terms as shown below. Each nominee was elected by the Fund’s shareholders and the votes cast with respect to each Trustee are set forth below.

For a Term to Expire in 2016:
	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE

Independent Trustees
Deborah C. Jackson	7,865,469	232,810
James M. Oates	7,854,076	244,203
Steven R. Pruchansky	7,874,238	224,041
Non-Independent Trustee
Craig Bromley	7,884,775	213,504

For a Term to Expire in 2015:
	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE

Independent Trustees
Charles L. Bardelis	7,841,405	256,874
Peter S. Burgess	7,842,049	256,230
Theron S. Hoffman	7,871,516	226,763
Non-Independent Trustee
Warren A. Thomson	7,891,529	206,750

For a Term to Expire in 2014:
	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE

Independent Trustees
William H. Cunningham	7,863,431	234,848
Grace K. Fey	7,841,928	256,351
Hassell H. McClellan	7,840,126	258,153
Gregory A. Russo	7,855,037	243,242
Non-Independent Trustee
James R. Boyle	7,867,808	230,471

Annual report | Tax-Advantaged Global Shareholder Yield Fund	25

Board Consideration of and Continuation of Investment Advisory Agreement and Subadvisory Agreement

The Board of Trustees (the Board, the members of which are referred to as Trustees) of John Hancock Tax-Advantaged Global Shareholder Yield Fund (the Fund) met in-person on May 6–8 and June 3–5, 2012 to consider the approval of the Fund’s investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser), the Fund’s investment adviser. The Board also considered the approval of the investment subadvisory agreements (together, the Subadvisory Agreements) between the Adviser and each of Epoch Investment Partners, Inc. and Analytic Investors, LLC (together, the Subadvisers) on behalf of the Fund. The Advisory Agreement and the Subadvisory Agreements are referred to as the Agreements.

Activities and composition of the Board

On June 3–5, 2012, the Board consisted of nine individuals, seven of whom were Independent Trustees. Independent Trustees are generally those individuals who are not employed by or have any significant business or professional relationship with the Adviser or the Subadviser. The Trustees are responsible for the oversight of operations of the Fund and perform various duties required of directors of investment companies by the Investment Company Act of 1940, as amended (the 1940 Act). The Independent Trustees have independent legal counsel to assist them in connection with their duties. The Board has appointed an Independent Trustee as Chairman. On June 3–5, 2012, the Board had four standing committees that were composed entirely of Independent Trustees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; and the Contracts & Operations Committee. Additionally, on June 3–5, 2012, Investment Performance Committee A was a standing committee of the Board composed of Independent Trustees and one Trustee who is affiliated with the Adviser. Investment Performance Committee A was responsible for overseeing and monitoring matters relating to the investment performance of the Fund. The Board also designated an Independent Trustee as Vice Chairman to serve in the absence of the Chairman. The Board also designates working groups or ad hoc committees as it deems appropriate.

The approval process

Under the 1940 Act, the Board is required to consider the continuation of the Agreements each year. Throughout the year, the Board, acting directly and through its committees, regularly reviews and assesses the quality of the services that the Fund receives under these Agreements. The Board reviews reports of the Adviser at least quarterly, which include Fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year. The Board considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by the Adviser and Subadvisers to the Fund and its shareholders.

Prior to the May 6–8, 2012 meeting, the Board requested and received materials specifically relating to the Agreements. The materials provided in connection with the May meeting included information compiled and prepared by Lipper, a Thomson Reuters company (Lipper), on Fund fees and expenses, the investment performance of the Fund and other matters including the prices at which Fund shares have traded. This Fund information is assembled in a format that permits comparison with similar information from a Category and a subset of the Category referred to as the Expense Group, each as determined by Lipper, and with the Fund’s benchmark index. The Category includes all funds that invest similarly to the way the Fund invests. The Expense Group represents funds of similar size, excluding passively managed funds and funds-of-funds. The Fund’s benchmark index is an unmanaged index of securities that is provided as a basis for comparison with the Fund’s performance. Other material provided for the Fund review included (a) information on the profitability of the Agreements to the Adviser and a discussion of any additional benefits to the Adviser or Subadvisers or their affiliates that result from being the Adviser or Subadvisers to the Fund; (b) a general analysis provided by the Adviser and the Subadvisers

26	Tax-Advantaged Global Shareholder Yield Fund | Annual report

concerning investment advisory fees charged to other clients, such as institutional clients and other investment companies, having similar investment mandates, as well as the performance of those other clients and a comparison of the services provided to those other clients and the services provided to the Fund; (c) the impact of economies of scale; and (d) a summary of aggregate amounts paid by the Fund to the Adviser.

At an in-person meeting held on May 6–8, 2012, the Board reviewed materials relevant to its consideration of the Agreements. As a result of the discussions that occurred during the May 6–8, 2012 meeting, the Board asked the Adviser for additional information on certain matters. The Adviser provided the additional information and the Board also considered this information as part of its consideration of the Agreements.

At an in-person meeting held on June 3–5, 2012, the Board, including the Independent Trustees, formally considered the continuation of the Advisory Agreement and the Subadvisory Agreements, each for an additional one-year term. The Board considered what it believed were key relevant factors that are described under separate headings presented below.

The Board also considered other matters important to the approval process, such as services related to the valuation and pricing of Fund portfolio holdings. Other important matters considered by the Board were the direct and indirect benefits to the Adviser, the Subadvisers and their affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review.

Nature, extent and quality of services

The Board reviewed the nature, extent and quality of services provided by the Adviser and the Subadvisers, including the investment advisory services and the resulting performance of the Fund.

The Board considered the ability of the Adviser and the Subadvisers, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. It considered the background and experience of senior management and investment professionals responsible for managing the Fund. The Board considered the investment philosophy, research and investment decision-making processes of the Subadvisers responsible for the daily investment activities of the Fund, including, among other things, portfolio trading capabilities, use of technology, commitment to compliance and approach to training and retaining portfolio managers and other research, advisory and management personnel.

The Board considered each Subadviser’s history and experience providing investment services to the Fund. The Board considered the Adviser’s investment manager analytical capabilities, market and economic knowledge and execution of its Subadviser oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs, record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the responsibilities of the Adviser’s and Subadvisers’ compliance departments.

In addition to advisory services, the Board considered the quality of the administrative services provided to the Fund by the Adviser under a separate agreement. The Board noted that the Adviser and its affiliates provide the Fund with certain administrative services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. The Board reviewed the structure and duties of the Adviser’s administration, accounting, legal and compliance departments and considered the Adviser’s and its affiliate’s policies and procedures for assuring compliance with applicable laws and regulations.

Annual report | Tax-Advantaged Global Shareholder Yield Fund	27

The Board also received information about the nature, extent and quality of services provided by and fee rates charged by the Adviser and Subadvisers to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board reviewed a general analysis provided by the Adviser and the Subadvisers concerning investment advisory fees charged to other clients having similar investment mandates, the services provided to those other clients as compared to the services provided to the Fund, the performance of those other clients as compared to the performance by the Fund and other factors relating to those other clients. The Board considered the significant differences between the Adviser’s and Subadvisers’ services to the Fund and the services they provide to other clients. For other clients that are not closed-end funds, the differences in services relate to the more burdensome regulatory and legal obligations of closed-end funds, the enhanced management and oversight arising from the public trading of Fund shares on an exchange and the potentially higher turnover of closed-end fund portfolio holdings. When compared to all clients including mutual funds, the Adviser has greater oversight and supervisory responsibility for the Fund and undertakes greater entrepreneurial risk as the sponsor of the Fund.

Fund performance

The Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also examined materials discussing Fund performance and the Fund’s investment objective, strategies and outlook. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by the Adviser, which analyzed various factors that may affect the Lipper rankings. The Board reviewed information regarding the investment performance of the Fund as compared to its Lipper Category as well as its benchmark index (see chart below). The Board was provided with a description of the methodology used by Lipper to select the funds in the Category. The Board also considered updated performance information provided by the Adviser at its May and June 2012 meetings. The Board regularly reviews the performance of the Fund throughout the year and attaches more importance to performance over relatively longer periods of time, typically three to five years.

Set forth below is the performance of the Fund (based on net asset value (NAV) and market value (Market)) over certain time periods ended December 31, 2011 and that of its Category average and benchmark index over the same periods:

			SINCE INCEPTION
	1 YEAR	3 YEAR	(9-26-07)

Tax-Advantaged Global Shareholder	8.58%	11.94%	1.06%
Yield Fund (NAV)
Global Category Average (NAV)	–3.48%	9.35%	–5.74%
MSCI World ND Index	–5.54%	11.13%	–5.29%
Tax-Advantaged Global Shareholder Yield	8.60%	17.35%	–0.16%
Fund (Market)
Global Category Average (Market)	–4.86%	12.46%	–6.18%

The Board noted that the Fund at NAV outperformed its Category’s average NAV performance and its benchmark index’s performance over all periods shown.

Expenses and fees

The Board, including the Independent Trustees, reviewed the Fund’s contractual advisory fee rate payable by the Fund to the Adviser as compared with the other funds in its Expense Group. The Board also received information about the investment subadvisory fee rates payable by the Adviser to the Subadvisers for investment subadvisory services. The Board considered the services provided and the fees charged by the Adviser and the Subadvisers to other clients with similar investment mandates, including other registered investment companies, institutional investors and separate accounts.

28	Tax-Advantaged Global Shareholder Yield Fund | Annual report

In addition, the Board considered the cost of the services provided to the Fund by the Adviser. The Board received and considered expense information regarding the Fund’s various components, including advisory fees and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, administration fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Expense Group median. The Board also considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking any fee limitation arrangement by the Adviser into account (Net Expense Ratio).

The Board noted that the Fund’s advisory fee ratio was one basis point above the Expense Group median advisory fee ratio. The Board noted the following information about the Fund’s Gross and Net Expense Ratios contained in the Fund’s 2011 financial statements in relation with the Fund’s Expense Group median provided by Lipper in April 2012:

	FUND	EXPENSE GROUP MEDIAN

Advisory Fee Ratio	1.00%	0.99%
Gross Expense Ratio	1.28%	1.28%
Net Expense Ratio	1.28%	1.28%

The Board received and reviewed statements relating to the Adviser’s financial condition and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by the Adviser for services under the Advisory Agreement, as well as from other relationships between the Fund and the Adviser and its affiliates. The Board reviewed the Adviser’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the year ended December 31, 2010. The Board reviewed the Adviser’s profitability with respect to other fund complexes managed by the Adviser and/or its affiliates. The Board reviewed the Adviser’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products.

The Board also considered a comparison of the Adviser’s profitability to that of a limited number of other investment advisers whose profitability information is publicly available. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is limited.

The Board did not consider profitability information with respect to the Subadvisers, which are not affiliated with the Adviser. The Board considered that the subadvisory fees under the Subadvisory Agreements had been negotiated by the Adviser and the Subadvisers on an arm’s-length basis. For this reason, each Subadviser’s separate profitability from its relationship with the Fund was not a factor in determining whether to renew the respective Subadvisory Agreement. In evaluating overall fees for investment management, the Board recognized the inherently higher cost structure of subadvised funds.

Economies of scale

The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Fund increase but recognized that there is limited ability to grow assets for a closed-end fund. Possible changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale (e.g., through the use of breakpoints in the advisory fee at higher asset levels) are periodically discussed. The Board also considered the Adviser’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the Fund.

Annual report | Tax-Advantaged Global Shareholder Yield Fund	29

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other benefits to the Adviser and the Subadvisers

The Board understands that the Adviser, the Subadvisers or their affiliates may derive other ancillary benefits from their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an increase in their profile in the investment advisory community and the engagement of their affiliates and/or significant shareholders as service providers to the Fund, including for administrative and distribution services. The Board believes that certain of these benefits are difficult to quantify. The Board also was informed that the Subadvisers may use third-party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

Board determination

The Board unanimously approved the continuation of the Advisory Agreement and the Subadvisory Agreements each for an additional one-year term. Based upon its evaluation of relevant factors in their totality, the Board was satisfied that the terms of the Agreements, including the advisory and subadvisory fee rates, were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or any group of factors as all-important or controlling, but considered all factors together. Different Trustees may have attributed different weights to the various factors considered. The Independent Trustees were also assisted by independent legal counsel in making this determination. The Trustees’ conclusions may be based in part on their consideration of these arrangements in prior years and on their ongoing regular review of Fund performance and operations throughout the year.

30	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund as of December 1, 2012. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James M. Oates,[2] Born: 1946	2012	240

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairman of the Board, John Hancock retail funds (since 2012); Trustee, John Hancock Funds III
(2005–2006); Trustee (since 2004) and Chairman of the Board (since 2005), John Hancock Variable
Insurance Trust; Trustee and Chairman of the Board (since 2005), John Hancock Funds II.

Charles L. Bardelis,[2,3] Born: 1941	2012	240

Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006); Trustee, John Hancock Variable Insurance Trust (since
1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2,3] Born: 1942	2012	240

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
former Director, PMA Capital Corporation (2004–2010). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2007	240

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas
System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since
2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance);
Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000);
former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks
Acquisition Company I, Inc. (until 2007); former Advisory Director, JP Morgan Chase Bank (formerly
Texas Commerce Bank–Austin) (until 2009). Trustee, John Hancock retail funds (since 1986); Trustee,
John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (since 2012 and 2005–2006).

Grace K. Fey,[2] Born: 1946	2012	240

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President,
Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Annual report | Tax-Advantaged Global Shareholder Yield Fund	31

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Theron S. Hoffman,[2,3] Born: 1947	2012	240

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000). Trustee, John Hancock retail funds (since 2012); Trustee,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	240

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).
Trustee, John Hancock retail funds (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan,[2] Born: 1945	2012	240

Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984);
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director,
The Barnes Group (since 2010). Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock
Funds III (2005–2006); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2005).

Steven R. Pruchansky, Born: 1944	2007	240

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairman of the Board (2011–2012),
John Hancock retail funds; Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2012).

Gregory A. Russo, Born: 1949	2008	240

Director and Audit Committee Chairman (since 2012) and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester
County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of
Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of
Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).
Trustee, John Hancock retail funds (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

32	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Non-Independent Trustees4

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle,[2] Born: 1959	2012	240

Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC and John Hancock
Investment Management Services, LLC (2005–2010). Trustee, John Hancock retail funds (since 2012 and
2005–2010), Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Craig Bromley,[2] Born: 1966	2012	240

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, John Hancock Financial Services (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife (Japan) (2005–2010), including prior positions).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Warren A. Thomson,[2] Born: 1955	2012	240

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation (since
2001, including prior positions); Director, Manulife Trust Company and Manulife Bank of Canada (since
2001, including prior positions); Director and Chairman, Manulife Asset Management (since 2001, including prior positions). Trustee, John Hancock retail funds, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Principal officers who are not Trustees

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Hugh McHaffie, Born: 1959	2012

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services,
LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012);
President, John Hancock Investment Management Services, LLC (since 2010). President (since 2012) and former Trustee (2010–2012), John Hancock retail funds; President, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2009).

Andrew G. Arnott, Born: 1971	2009

Executive Vice President
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment
Management Services, LLC (since 2006); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice President, John Hancock retail funds (since 2007, including prior positions); Executive Vice President, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2007, including prior positions).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

Annual report | Tax-Advantaged Global Shareholder Yield Fund	33

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock
Funds II (since 2007).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust (since 2010 and 2007–2009, including prior positions); Treasurer, John Hancock Fund II
(since 2010, including prior positions).

John Hancock retail funds is comprised of John Hancock Funds III and 33 other John Hancock funds consisting of 23 series of other John Hancock trusts and 10 closed-end funds.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210–2805.

1 Mr. Bromley, Ms. Jackson, Mr. Oates and Mr. Pruchansky serve as Trustees for a term expiring in 2016; Mr. Bardelis, Mr. Burgess, Mr. Hoffman and Mr. Thomson serve as Trustees for a term expiring in 2015; Mr. Boyle, Mr. Cunningham, Ms. Fey, Mr. McClellan and Mr. Russo serve for a term expiring in 2014.

2 Became a Trustee of the Fund, effective December 1, 2012.

3 Member of Audit Committee.

4 Because Messrs. Bromley and Thomson are senior executives or directors and Mr. Boyle held prior positions as a senior executive or director with the Adviser and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Fund.

34	Tax-Advantaged Global Shareholder Yield Fund | Annual report

More information

Trustees	Officers	Investment adviser
James M. Oates	Hugh McHaffie	John Hancock Advisers, LLC
Chairman	President
Charles L. Bardelis*		Subadvisers
James R. Boyle†	Andrew G. Arnott	Epoch Investment Partners, Inc.
Craig Bromley†	Executive Vice President	Analytic Investors, LLC
Peter S. Burgess*
William H. Cunningham	Thomas M. Kinzler	Custodian
Grace K. Fey	Secretary and Chief Legal Officer	State Street Bank and
Theron S. Hoffman*		Trust Company
Deborah C. Jackson	Francis V. Knox, Jr.
Hassell H. McClellan	Chief Compliance Officer	Transfer agent
Steven R. Pruchansky		Computershare Shareowner
Vice Chairman	Charles A. Rizzo	Services, LLC
Gregory A. Russo	Chief Financial Officer
Warren A. Thomson†		Legal counsel
	Salvatore Schiavone	K&L Gates LLP
*Member of the	Treasurer
Audit Committee		Independent registered
†Non-Independent Trustee		public accounting firm
PricewaterhouseCoopers LLP

Stock symbol
Listed New York Stock
Exchange: HTY

For shareholder assistance refer to page 25

You can also contact us:
1-800-852-0218	Regular mail:
jhfunds.com	Computershare Shareowner Services, LLC
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310-1900

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-202-551-8090 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Annual report | Tax-Advantaged Global Shareholder Yield Fund	35

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

P140A 10/12
12/12

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2012, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $37,398 for the fiscal year ended October 31, 2012 and $36,485 for the fiscal year ended October 31, 2011. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

There aggregate fees billed for audit-related fees amounted to $0 for the fiscal year ended October 31, 2012 and $0 for the fiscal year ended October 31, 2011 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,492 for the fiscal year ended October 31, 2012 and $3,391 for the fiscal year ended October 31, 2011. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees

Other fees amounted to $419 for the fiscal year ended October 31, 2012 and $1,184 for the fiscal year ended October 31, 2011 billed to the registrant.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2012, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $3,659,845 for the fiscal year ended October 31, 2012 and $1,676,353 for the fiscal year ended October 31, 2011.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached Exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)

Information about the EPOCH portfolio managers
Management Biographies

Below is a list of the Epoch portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. Information is provided as of November 1, 2012.

William W. Priest
Founder, chief executive officer, co-chief investment officer and portfolio manager,
Epoch Investment Partners, Inc. since 2004
Co-managing partner and portfolio manager,
Began business career in 1965
Joined Fund team in 2007

Eric Sappenfield
Managing director, portfolio manager and senior analyst,
Epoch Investment Partners, Inc. since 2006
Began business career in 1985
Joined Fund team in 2007

Michael A. Welhoelter
Managing director, portfolio manager and head of quantitative research and risk management,
Epoch Investment Partners, Inc. since 2005
Began business career in 1986
Joined Fund team in 2007

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2012. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO MANAGER	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO
NAME	MANAGER

William W. Priest	Other Registered Investment Companies: Nineteen (19)
funds with total assets of approximately $6.8 billion.

Other Pooled Investment Vehicles: Thirty-seven (37)
accounts with total assets of approximately $4.5 billion.

Other Accounts: One-hundred seventy-four (174) accounts
with total assets of approximately $13.0 billion.

Eric Sappenfield	Other Registered Investment Companies: Seven (7) funds
with total assets of approximately $4.1 billion.

Other Pooled Investment Vehicles: Ten (10) accounts with
total assets of approximately $2.0 billion.

Other Accounts: Sixteen (16) accounts with total assets of
approximately $3.9 billion.

PORTFOLIO MANAGER	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO
NAME	MANAGER

Michael A. Welhoelter	Other Registered Investment Companies: Nineteen (19)
funds with total assets of approximately $6.8 billion.

Other Pooled Investment Vehicles: Thirty-seven (37)
accounts with total assets of approximately $4.5 billion.

Other Accounts: One-hundred seventy-four (174) accounts
with total assets of approximately $13.0 billion.

Neither the Adviser nor the Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above except for the following: With respect to other accounts managed by Messrs. Priest and Welhoelter, the Subadviser receives performance-based fees with respect to twenty Other Accounts with total assets of approximately $2.8 billion and one Other Pooled Investment Vehicle with total assets of approximately $96 million. With respect to other accounts managed by Mr. Sappenfield, the Subadviser receives performance-based fees with respect to two Other Accounts with total assets of approximately $796 million.

Conflicts of Interest. Epoch’s sole line of business is investment management. We do not believe we have any significant conflicts of interest in the management of client’s portfolios other than those conflicts of interest that are customary in asset management. For example, as an asset manager to multiple accounts, Epoch faces conflicts of interest related to the allocation of securities, the sequencing of transactions, fee arrangements, the use of brokerage activity to acquire research or brokerage services, and proxy voting. Epoch faces other conflicts of interest related to the personal trading activities of its employees as well as the corporate investment activities of Epoch itself.

Epoch has developed specific policies and procedures to disclose and mitigate these potential conflicts of interest. For example, Epoch’s Code of Ethics contains, among other things, policies and procedures that address the potential conflicts of interest that exist when Epoch employees purchase or sell for their personal accounts. These potential conflicts are discussed in more detail in our Form ADV Part II which is available on our website and upon request.

Compensation of Portfolio Managers. Epoch seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate all employees. Epoch employees receive a base salary and an annual bonus structured to align the interests of each employee with those of our clients and shareholders. Bonuses are composed of cash and restricted shares of Epoch stock, which vest over time, creating a shared interest in the future success of our Firm. Employee compensation is reviewed annually and determined by the Firm’s Operating Committee. The level of compensation for each employee is based on a number of factors including individual performance, the performance of Epoch and marketplace compensation data.

Investment professionals are compensated based on the performance of their strategy, their contribution to that performance, the overall performance of the Firm and their contribution to the betterment of the Firm through corporate citizenship.

Management reviews product performance, including risk-adjusted returns over one-, three- and five-year periods in assessing an investment professional’s performance and compensation. Each portfolio manager and analyst’s security selection and weighting recommendations are reviewed on an annual basis.

Approximately, 40% of a portfolio manager’s or analyst’s discretionary remuneration is attributable the performance of the Firm, and approximately 40% is attributable to his or her contribution to their product’s performance. Compensation for “corporate citizenship” is approximately 20% of the total. This includes a qualitative assessment of contribution to other areas of the Firm beyond an employee’s primary responsibility.

Fund	Benchmark Index for Incentive Period

Tax-Advantaged Global	MSCI World (Net) Index
Shareholder Yield Fund

Share Ownership by Portfolio Managers. The following table indicates as of October 31, 2012 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund.

Range of
Beneficial
Portfolio Manager	Ownership

William W. Priest	$100,001-$500,000

Eric Sappenfield	$0

Michael A. Welhoelter	$0

Information about the Analytic portfolio managers
Management Biographies and Fund ownership

Below is an alphabetical list of the Analytic portfolio managers who share joint responsibility for the implementation and execution of the Fund’s options strategy. It provides a brief summary of their business careers over the past five years. Information is provided as of November 1, 2012.

Harindra de Silva, Ph. D., CFA
President and portfolio manager, Analytic Investors, LLC since 1995
Began business career in 1984
Joined Fund team in 2007

Gregory M. McMurran
Chief investment officer and portfolio manager, Analytic Investors, LLC since 1976
Began business career in 1976
Joined Fund team in 2007

Dennis Bein, CFA
Chief investment officer and portfolio manager, Analytic Investors, LLC since 1995
Began business career in 1990
Joined Fund team in 2007

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2012. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

	Registered Investment		Other Pooled
	Companies		Investment Vehicles		Other Accounts

	Number	Total	Number	Total	Number	Total
	of	Assets	of	Assets	of	Assets
	Accounts	$Million	Accounts	$Million	Accounts	$Million

Harindra	8	$2,214.1	21	$1,220.0	21	$2,702.9
de Silva	(0)	($0)	(4)	($151.1)	(4)	($225.2)

Gregory	2	$245.5	3	$117.9	2	$122.7
McMurran	(0)	($0)	(0)	($0)	(0)	($0)

Dennis	7	$2,040.1	19	$1,164.4	21	$2,592.4
Bein	(0)	($0)	(4)	($151.1)	(4)	($255.2)

Note: ( ) represent the number and value of accounts, within the total accounts that are subject to a performance-based advisory fee.

Conflicts of Interest. Conflicts of interest may arise because the Fund’s portfolio managers have day-to-day management responsibilities with respect to both the Fund and various other accounts. These potential conflicts include:

• Limited Resources. The portfolio managers cannot devote their full time and attention to the management of each of the accounts that they manage. Accordingly, the portfolio managers may be limited in their ability to identify investment opportunities for each of the accounts that are as attractive as might be the case if the portfolio managers were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where the accounts have different investment strategies.

• Limited Investment Opportunities. Other clients of either Subadviser may have investment objectives and policies similar to those of the Fund. Either Subadviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of each Subadviser to allocate advisory recommendations and the placing of orders in a manner that it believes is equitable to the accounts involved, including the Fund. When two or more clients of a Subadviser are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

• Different Investment Strategies. The accounts managed by the portfolio managers have differing investment strategies. If the portfolio managers determine that an investment opportunity may be appropriate for only some of the accounts or decide that certain of the accounts should take different positions with respect to a particular security, the portfolio managers may effect transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts.

• Variation in Compensation. A conflict of interest may arise where a Subadviser is compensated differently by the accounts that are managed by the portfolio managers. If certain accounts pay higher management fees or performance-based incentive fees, the portfolio managers might be motivated to prefer certain accounts over others. The portfolio managers might also be motivated to favor accounts in which they have a greater ownership interest or accounts that are more likely to enhance the portfolio managers’ performance record or to otherwise benefit the portfolio managers.

• Selection of Brokers. The portfolio managers select the brokers that execute securities transactions for the accounts that they supervise. In addition to executing trades, some brokers provide the portfolio managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The portfolio managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the accounts that they manage, since the research and other services provided by brokers may be more beneficial to some accounts than to others.

Where conflicts of interest arise between the Fund and other accounts managed by the portfolio managers, the portfolio managers will use good faith efforts so that the Fund will not be treated materially less favorably than other accounts. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.

Compensation of Portfolio Managers. Our compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of the firm in terms of profitability; the overall success of the department or team; and an individual’s contribution to the team, based on goals established during the performance period and no specific benchmark is used to measure performance. Compensation based on investment strategy performance is not tied to individual account performance, but rather, each strategy as a whole. Strategy performance information is based on pre-tax calculations for the prior calendar year. No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account. Members of Analytic’s senior management team and investment management professionals may also have a deferred component to their total compensation (with a three-year vesting period) that is invested in the firm’s investment products to tie the interests of the individual to the interests of the firm and our clients. Portfolio managers’ base salaries are typically reviewed on an annual basis determined by each portfolio manager’s anniversary date of employment. Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year.

Share Ownership by Portfolio Managers. The following table indicates as of October 31, 2012 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund

Range of
Beneficial
Portfolio Manager	Ownership

Harindra de Silva, PH. D., CFA	$0

Gregory M McMurran	$0

Dennis Bein, CFA	$0

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Registrant has adopted procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-

year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Tax-Advantaged Global Shareholder Yield Fund

By:	/s/ Hugh McHaffie
------------------------------
Hugh McHaffie
President

Date:	December 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hugh McHaffie
-------------------------------
Hugh McHaffie
President

Date:	December 20, 2012

By:	/s/ Charles A. Rizzo
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Charles A. Rizzo
Chief Financial Officer

Date:	December 20, 2012